FOUR CORNERS PROPERTY TRUST NYSE: FCPT SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | Q2 2020 www.fcpwww.fcpt.comt.com 1 | FCPT | Q2 2020

CAUTIONARY NOTE REGARDING FORWARD- LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward- looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward- looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2019, as supplemented by the risk factor described under “Part II, Item 1A. Risk Factors” in FCPT’s quarterly report on Form 10-Q for the quarter ended March 31, 2020, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission 2 | FCPT | Q2 2020

TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 COVID-19 Rent Collections Update 7 Net Asset Value Components 8 Capitalization and Key Credit Metrics 9 Debt Summary 10 Debt Maturity Schedule 11 Debt Covenants 12 Real Estate Portfolio Summary Property Locations by Brand 13 Brand Diversification 14 Geographic Diversification 15 Lease Maturity Schedule 16 Exhibits Glossary and Non-GAAP Definitions 17 Reconciliation of Net Income to Adjusted EBITDAre 18 3 | FCPT | Q2 2020

# CONSOLIDATING BALANCE SHEET


Olive Garden

chilis

KFC


| ($000s, except shares and per share data) Unaudited | As of 6/30/2020 Real Estate Operations | Restaurant Operations | Elimination | Consolidated FCPT | As of 12/31/2019 Consolidated FCPT |
|---|---|---|---|---|---|
| **ASSETS** | | | | | |
| Real estate investments: | | | | | |
| Land | $ 728,629 | $ 5,051 | $ - | $ 733,680 | $ 690,575 |
| Buildings, equipment and improvements | 1,283,567 | 11,916 | - | 1,295,483 | 1,277,159 |
| Total real estate investments | 2,012,196 | 16,967 | - | 2,029,163 | 1,967,734 |
| Less: accumulated depreciation | (641,486) | (5,637) | - | (647,123) | (635,630) |
| Real estate investments, net | 1,370,710 | 11,330 | - | 1,382,040 | 1,332,104 |
| Intangible real estate assets, net | 66,398 | - | - | 66,398 | 57,917 |
| Total real estate investments and intangible real estate assets, net | 1,437,108 | 11,330 | - | 1,448,438 | 1,390,021 |
| Cash and cash equivalents | 4,373 | 725 | - | 5,098 | 5,083 |
| Straight-line rent adjustment | 43,621 | - | - | 43,621 | 39,350 |
| Other assets | 10,799 | 4,199 | - | 14,998 | 10,165 |
| Derivative assets | - | - | - | - | 1,451 |
| Investment in subsidiary | 12,015 | - | (12,015) | - | - |
| Intercompany receivable | 578 | - | (578) | - | - |
| **Total Assets** | $ 1,508,494 | $ 16,254 | $ (12,593) | $ 1,512,155 | $ 1,446,070 |
| **LIABILITIES AND EQUITY** | | | | | |
| Liabilities: | | | | | |
| Term loan ($400,000, net of deferred financing costs) | $ 395,878 | $ - | $ - | $ 395,878 | $ 395,012 |
| Revolving facility ($250,000 capacity) | 4,500 | - | - | 4,500 | 52,000 |
| Unsecured notes ($350,000, net of deferred financing costs) | 346,918 | - | - | 346,918 | 222,928 |
| Rent received in advance | 9,036 | - | - | 9,036 | 10,463 |
| Derivative liabilities | 22,019 | - | - | 22,019 | 5,005 |
| Dividends payable | 21,420 | - | - | 21,420 | 21,325 |
| Other liabilities | 9,466 | 5,486 | - | 14,952 | 12,596 |
| Intercompany payable | - | 578 | (578) | - | - |
| Total liabilities | $ 809,237 | $ 6,064 | $ (578) | $ 814,723 | $ 719,329 |
| Equity: | | | | | |
| Preferred stock | $ - | $ - | $ - | $ - | $ - |
| Common stock | 7 | - | - | 7 | 7 |
| Additional paid-in capital | 690,389 | 12,015 | (12,015) | 690,389 | 686,181 |
| Accumulated other comprehensive (loss) income | (30,168) | - | - | (30,168) | (3,539) |
| Noncontrolling interest | 3,912 | - | - | 3,912 | 5,691 |
| Retained earnings | 35,117 | (1,825) | - | 33,292 | 38,401 |
| Total equity | $ 699,257 | $ 10,190 | $ (12,015) | $ 697,432 | $ 726,741 |
| **Total Liabilities and Equity** | $ 1,508,494 | $ 16,254 | $ (12,593) | $ 1,512,155 | $ 1,446,070 |

4 | FCPT | Q2 2020

FCPT

CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Unaudited 2020 2019 2020 2019 Revenues: Rental revenue$ 38,034 $ 34,415 $ 75,759 $ 68,623 Restaurant revenue 2,895 5,153 7,599 10,546 Total revenues 40,929 39,568 83,358 79,169 Operating expenses: General and administrative 3,719 3,431 7,560 7,377 Depreciation and amortization 7,093 6,518 14,148 12,879 Property expenses 1,066 417 1,701 725 Restaurant expenses 3,310 4,954 7,812 9,937 Total operating expenses 15,188 15,320 31,221 30,918 Interest expense (7,319) (6,557) (14,322) (13,304) Other income, net 162 306 166 719 Income tax expense (64) (61) (125) (129) Net income 18,520 17,936 37,856 35,537 Net income attributable to noncontrolling interest (54) (68) (125) (166) Net Income Attributable to Common Shareholders $ 18,466 $ 17,868 $ 37,731 $ 35,371 Basic net income per share$ 0.26 $ 0.26 $ 0.54 $ 0.52 Diluted net income per share$ 0.26 $ 0.26 $ 0.54 $ 0.52 Regular dividends declared per share$ 0.3050 $ 0.2875 $ 0.6100 $ 0.5750 Weighted-average shares outstanding: Basic 70,261,189 68,302,395 70,137,490 68,252,947 Diluted 70,370,769 68,501,181 70,288,408 68,475,778 5 | FCPT | Q2 2020

# FFO & AFFO RECONCILIATION


Olive Garden

chili's

KFC


| ($000s, except shares and per share data) | Three Months Ended June 30, | | | | Six Months Ended June 30, | | | |
|---|---|---|---|---|---|---|---|---|
| **Unaudited** | | **2020** | | **2019** | | **2020** | | **2019** |
| Net income | $ | 18,520 | $ | 17,936 | $ | 37,856 | $ | 35,537 |
| Depreciation and amortization | | 7,075 | | 6,501 | | 14,112 | | 12,845 |
| **FFO (as defined by NAREIT)** | **$** | **25,595** | **$** | **24,437** | **$** | **51,968** | **$** | **48,382** |
| Straight-line rent | | (2,109) | | (2,234) | | (4,270) | | (4,593) |
| Recognized rental revenue expected to be abated(1) | | (1,372) | | - | | (1,372) | | - |
| Stock-based compensation | | 797 | | 776 | | 1,628 | | 1,989 |
| Non-cash amortization of deferred financing costs | | 534 | | 514 | | 1,046 | | 1,027 |
| Other non-cash interest income | | (1) | | (1) | | (2) | | (5) |
| Non-real estate investment depreciation | | 18 | | 17 | | 35 | | 34 |
| Amortization of above and below market leases, net | | 202 | | 12 | | 387 | | 24 |
| **Adjusted Funds From Operations (AFFO)** | **$** | **23,664** | **$** | **23,521** | **$** | **49,420** | **$** | **46,858** |
| Fully diluted shares outstanding(2) | | 70,575,161 | | 68,795,687 | | 70,518,676 | | 68,797,156 |
| **FFO per diluted share** | $ | 0.36 | $ | 0.36 | $ | 0.74 | $ | 0.70 |
| **AFFO per diluted share** | $ | 0.34 | $ | 0.34 | $ | 0.70 | $ | 0.68 |
| **Supplemental disclosures on lease receivables(3)** | | | | | | | | |
| Base rent subject to deferral per lease amendments(4) | $ | 1,056 | | - | $ | 1,056 | | - |
| Base rent expected to be abated(1) | $ | 1,372 | | - | $ | 1,372 | | - |
| Remaining uncollected base rent | $ | 1,455 | | - | $ | 1,455 | | - |

(1) Amount represents base rent that the Company believes it will abate as a result of lease amendments. GAAP requires revenue recognition for the abated rent in the current period. For the second quarter of 2020, this amount is recorded in rental revenue and accounts receivable. When an amendment is signed, the accounts receivable balance equal to the abated rental payment will be recognized as a lease incentive and amortized as a reduction to rental revenue over the future lease term.
(2) Assumes the issuance of common shares for OP units held by non-controlling interests.
(3) Beginning in the second quarter of 2020, the Company began providing supplemental disclosures due to the COVID-19 pandemic. Base rent represents monthly contractual cash rent, excluding percentage rents and other recurring operating cost reimbursements, from leases.
(4) The Company recognizes rental revenue under deferral agreements it expects to collect.

6 | FCPT | Q2 2020

FCPT

# COVID-19 RENT COLLECTIONS UPDATE


Olive Garden
chilis
KFC

| | April | May | June | Q2 2020 | July |
|---|---|---|---|---|---|
| **Rent Collections:**[1] | | | | | |
| Previously Announced June 18, 2020 | 91% | 87% | 87% | - | - |
| **As of July 29, 2020** | **95%** | **90%** | **91%** | **92%** | **99%** |
| | | | | | |
| **Tenant Negotiations ($000s):** | | | | | |
| Deferred Rent | | | | $1,056 | $0 |
| Abated Rent | | | | $1,372 | $22 |
| Total Rent Relief | | | | $2,428 | $22 |
| | | | | | |
| Deferred Rent (%)[1,2] | | | | 3% | 0% |
| Abated Rent (%)[1,3] | | | | 4% | 0% |
| Total Rent Relief (%)[1] | | | | 7% | 0% |
| | | | | | |
| **Total Collected & Resolved (%)**[1] | | | | **99%** | **99%** |

(1) Represents a percentage of contractual cash base rent, excluding percentage rents.
(2) Figure represents the amount of base rental revenue recognized in Q2 2020 under deferral agreements where the Company expects to collect rent payment prior to year end 2020.
(3) Amount represents base rent that the Company believes it will abate as a result of lease amendments. GAAP requires revenue recognition for the abated rent in the current period. For the second quarter of 2020, this amount is recorded in rental revenue and accounts receivable. When an amendment is signed, the accounts receivable balance equal to the abated rental payment will be recognized as a lease incentive and amortized as a reduction to rental revenue over the future lease term. This amount was deducted as a non-cash adjustment from second quarter AFFO.

7 | FCPT | Q2 2020

FCPT

# NET ASSET VALUE COMPONENTS


Olive Garden
chilis
KFC

| Real Estate Portfolio as of 6/30/2020 | Purchase Price ($000s) | # of Properties | Total Square Feet (000s) | Avg. Rent Per Square Foot ($) | Tenant EBITDAR Coverage[1] | Lease Term Remaining (Yrs)[2] | Annual Cash Base Rent ($000s)[3] | % Total Cash Base Rent[3] |
|---|---|---|---|---|---|---|---|---|
| Olive Garden | - | 307 | 2,615 | 29 | N/A | 10.2 | 74,787 | 51.9% |
| LongHorn Steakhouse | - | 112 | 626 | 33 | N/A | 9.0 | 20,974 | 14.6% |
| Other Brands - Non-Darden | - | 301 | 1,483 | 30 | N/A | 12.0 | 44,205 | 30.7% |
| Other Brands - Darden | - | 13 | 120 | 35 | N/A | 8.4 | 4,167 | 2.9% |
| **Total Owned Portfolio** | - | 733 | 4,844 | 30 | N/A | 10.5 | 144,133 | 100.0% |
| | | | | | | | | |
| **Q2'20 Transaction Activity[4]** | | | | | | | | |
| Properties acquired | 32,725 | 11 | 74 | 28 | N/A | 6.8 | 2,068 | 1.4% |
| No sales in Q2 2020 | | | | | | | | |

| **Tangible Assets** | | **Book Value ($000s)** |
|---|---|---|
| Cash, cash equivalents, and restricted cash | $ | 5,098 |
| Other tangible assets | | 8,762 |
| **Total Tangible Assets** | **$** | **13,860** |

| **Debt** | | **Face Value ($000s)** |
|---|---|---|
| Term loan | $ | 400,000 |
| Senior fixed rate notes | | 350,000 |
| Revolving credit facility | | 4,500 |
| **Total Debt** | **$** | **754,500** |

| **Tangible Liabilities** | | **Book Value ($000s)** |
|---|---|---|
| Dividends payable | $ | 21,420 |
| Rent received in advance, accrued interest, and other accrued expenses | | 15,024 |
| **Total Tangible Liabilities** | **$** | **36,444** |

| **Shares Outstanding** | |
|---|---|
| Common stock (shares outstanding as of 6/30/2020) | 70,333,387 |
| Operating partnership units (OP units outstanding as of 6/30/2020) | 204,392 |
| **Total Common Stock and OP Units Outstanding** | **70,537,779** |

(1) We are not reporting Tenant EBITDAR coverage this quarter as most financial information provided by tenants is from time periods prior to the COVID-19 pandemic and therefore may not be representative of current operations.
(2) Lease term weighted by annual cash base rent (ABR) as defined in glossary.
(3) Current scheduled minimum contractual rent as of 6/30/2020.
(4) FCPT acquired 11 properties and leasehold interests in Q2 2020; FCPT had no dispositions in the quarter.

8 | FCPT | Q2 2020

FCPT

CAPITALIZATION & KEY CREDIT METRICS % of Market Q2 2020 Capitalization ($000s, except shares and per share data) Capitalization Equity: Share price (6/30/2020)$ 24.40 Shares and OP units outstanding (6/30/2020) 70,537,779 Equity Value$ 1,721,122 69.5% Debt: Term loan$ 400,000 16.2% Revolving credit facility 4,500 0.2% Unsecured notes 350,000 14.1% Total Debt$ 754,500 30.5% Total Market Capitalization$ 2,475,622 100.0% Less: cash (5,098) Implied Enterprise Value$ 2,470,524 Dividend Data (fully diluted) Q2 2020 Common dividend per share $0.3050 AFFO per share $0.34 AFFO payout ratio 89.7% (1) (2) Credit Metrics Net Debt Adjusted EBITDAre Ratio Net debt to Adjusted EBITDAre $ 749,402 $ 132,420 5.7x Additional COVID-19 related adjustments (3): (1) (3) Credit Metrics Net Debt Adjusted EBITDAre Ratio Net debt to Adjusted EBITDAre $ 749,402 $ 134,080 5.6x ___________________________ (1) Principal debt amount less cash and cash equivalents. (2) Current quarter annualized. See glossary on page 17 for definitions of EBITDAre and Adjusted EBITDAre and page 18 for reconciliation to net income. (3) Beginning in the second quarter of 2020, the Company began providing supplemental disclosures due to the COVID-19 pandemic. In this section, we are adding back to EBITDAre the operating loss of the Kerrow restaurant operations. 9 | FCPT | Q2 2020

# DEBT SUMMARY


Olive Garden
chili's
KFC

| Debt Type | Maturity Date | Balance as of June 30, 2020 ($000s) | | % of Debt | Cash Interest Rate as of June 30, 2020[(4)] | Weighted Average Maturity (Yrs.) |
|---|---|---|---|---|---|---|
| **Credit Facility[(1)]** | | | | | | |
| Revolving facility | Nov-21 | $ | 4,500 | 0.6% | 3.70% | 1.4 |
| Term loan | Nov-22 | | 150,000 | 19.9% | 2.66% | 2.4 |
| Term loan | Nov-23 | | 150,000 | 19.9% | 2.56% | 3.4 |
| Term loan | Mar-24 | | 100,000 | 13.3% | 2.56% | 3.7 |
| | Principal Amount | **$** | **404,500** | | | |
| **Unsecured Notes[(2)]** | | | | | | |
| June 2017 | Jun-24 | $ | 50,000 | 6.6% | 4.68% | 3.9 |
| June 2017 | Jun-27 | | 75,000 | 9.9% | 4.93% | 6.9 |
| December 2018 | Dec-26 | | 50,000 | 6.6% | 4.63% | 6.5 |
| December 2018 | Dec-28 | | 50,000 | 6.6% | 4.76% | 8.5 |
| March 2020 | Jun-29 | | 50,000 | 6.6% | 3.15% | 8.9 |
| March 2020 | Apr-30 | | 75,000 | 9.9% | 3.20% | 9.8 |
| | Principal Amount | **$** | **350,000** | | | |
| **Mortgages Payable[(3)]** | | | | | | |
| None | | | - | - | - | - |
| **Total/Weighted Average** | | **$** | **754,500** | **100.0%** | **3.35%** | **5.1** |
| | | | | | | |
| **Unamortized Deferred Financing Costs** | | | | | | |
| Credit facility | | $ | (4,122) | | | |
| Unsecured notes | | | (3,082) | | | |
| **Debt Carrying Value (GAAP)** | | **$** | **747,296** | | | |
| | | | | | | |
| Fixed rate | | $ | 650,000 | 86% | | |
| Variable rate | | $ | 104,500 | 14% | | |
| | | | | | | |
| **Credit Rating (Fitch): BBB-** | | | | | | |

(1) Borrowings under the term loan accrue interest at an average rate of LIBOR plus 1.29%. FCPT has entered into interest rate swaps that fix 75% of the term loan's rate exposure through November 2020, 88% through November 2022, 75% through November 2023, and 63% through March 2024. The all-in cash interest rate on the portion of the term loan that is fixed is approximately 3.0%, 3.1%, and 3.2% for 2020, 2021, and 2022, respectively. A LIBOR rate of 0.16% as of 6/30/2020 is used for the 25% of term loans that are not hedged.

(2) These notes are senior unsecured fixed rate obligations of the Company.

(3) As of 6/30/2020, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.

(4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes.

10 | FCPT | Q2 2020

FCPT

FCPT DEBT MATURITY SCHEDULE Current Debt Maturity Schedule (1) 5.1-year weighted average term Undrawn Revolver Capacity 86% fixed rate debt Drawn Revolver 3.3% weighted average cash interest rate Unsecured Term Loan $245 million available on revolver Unsecured Notes $250 $150 $150 $150 $100 $75 $75 $50 $50 $50 $50 $0 $5 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 % of Total Debt 0% 1% 20% 20% 20% 0% 7% 10% 7% 7% 10% Outstanding ___________________ Figures as of 6/30/2020 (1) The revolving credit facility expires on November 9, 2021 subject to FCPT’s availability to extend the term for two additional six-month periods to November 9, 2022. 11 | FCPT | Q2 2020

DEBT COVENANTS As of June 30, 2020 The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants. Covenants Requirement Q2 2020 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 34.9% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 4.8x Limitation on unencumbered leverage ≤ 60% 35.0% Unencumbered interest coverage ratio ≥ 1.75x 5.5x 12 | FCPT | Q2 2020

PROPERTY LOCATIONS BY BRAND Lease Count: Olive Garden (307) Longhorn Steakhouse (112) Chili’s (64) Burger King (24) Red Lobster (21) KFC (20) Buffalo Wild Wings (18) Bob Evans (17) Arby’s (14) Taco Bell (11) Bahama Breeze (9) BJ’s Restaurant (8) Texas Roadhouse (7) Wendy’s (7) Pizza Hut (6) Starbucks (6) Chick-Fil-A (5) McDonald’s (5) Outback Steakhouse (5) IHOP (4) Other (68) 738 Leases (1) 69 Brands ___________________________ Figures as of 6/30/2020 (1) FCPT owns 733 properties as of 6/30/2020 with 738 leases. 13 | FCPT | Q2 2020

BRAND DIVERSIFICATION FCPT total ABR(1): FCPT Portfolio Brands $144.1 million Square Feet % of Rank Brand Name Number (000s) ABR(1) 1 Olive Garden 307 2,615 51.9% 2 Longhorn Steakhouse 112 626 14.6% 15% 3 Chili's 64 352 8.8% 112 Units 4 Red Lobster 21 155 3.3% 5 Burger King 24 77 2.3% 6 Buffalo Wild Wings 18 111 2.1% 7 Bahama Breeze 9 84 2.1% 9% 8 Bob Evans 17 93 1.9% 64 Units 9 BJ's Restaurant 8 66 1.1% 10 KFC 20 57 1.1% 52% 11 Arby's 14 44 1.0% 3% 13 Units Other Darden2 12 Taco Bell 11 28 0.7% 307 Units 13 Texas Roadhouse 7 50 0.6% Other Restaurants 14 Seasons 52 2 18 0.5% 20% 15 Outback Steakhouse 5 33 0.5% 220 units 16 Wendy's 7 24 0.5% 43 brands 17 McDonald's 5 23 0.5% 18 McAlister's Deli 4 15 0.4% 19 Starbucks 6 13 0.4% 20 Chick-Fil-A 5 24 0.4% 21 Panera 4 22 0.3% 22 Pizza Hut 6 15 0.3% 23 Steak 'N Shake 4 15 0.3% Non-Restaurant Retail 24 Popeyes 4 12 0.3% 2% / 22 units / 19 brands 25 REI 1 20 0.2% 26-69 Other 53 232 4.0% Total Lease Portfolio 738 4,824 100% ___________________ 1. Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 6/30/2020, as defined in glossary. 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants. 14 | FCPT | Q2 2020

GEOGRAPHIC DIVERSIFICATION



Olive Garden



chili's



KFC





WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
GA
FL
OH
WV
VA
NC
SC
PA
MD
DE
NJ
NY
VT
NH
ME
MA
CT
RI
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Leases	State	% ABR	Leases	State	% ABR	Leases	State	% ABR	Leases	State	% ABR	Leases
TX	12.1%	72	IL	3.4%	32	CO	2.3%	21	MN	1.7%	11	WV	1.0%	6
FL	10.9%	66	PA	2.9%	19	IA	2.2%	22	KY	1.6%	11	Other	7.7%	54
OH	6.7%	50	NC	2.7%	22	SC	2.2%	18	AZ	1.6%	11			
GA	6.1%	43	CA	2.7%	14	WI	2.0%	20	NV	1.5%	8			
MI	4.7%	43	MD	2.6%	21	NY	2.0%	13	LA	1.4%	9			
IN	4.0%	44	VA	2.4%	19	AL	1.8%	16	AR	1.2%	8			
TN	3.4%	28	MS	2.3%	18	OK	1.7%	12	KS	1.0%	7			

(1) Annual cash base rent (ABR) as defined in glossary.

15 | FCPT | Q2 2020

FCPT

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Base Rent1) 15.8% 99.6% occupied2 as of 6/30/2020 14.1% 12.7% 11.6% 11.2% Weighted average lease term of 10.5 10.2% years 7.3% Less than 6.6% of rental income matures prior to 2027 3.3% 2.9% 2.5% 1.5% 1.2% 1.1% 1.3% 0.7% 0.9% 0.8% 0.7% 0.0% 0.2% 0.1% 0.0% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 ___________________ Note: Excludes renewal options. All data as of 6/30/2020 1. Annual cash base rent (ABR) as defined in glossary. 2. Occupancy based on portfolio square footage. 16 | FCPT | Q2 2020

# GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden
chili's
KFC

## Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

**ABR** refers to annual cash base rent as of 6/30/2020 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period.

**EBITDA** represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

**EBITDAre** is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

**Adjusted EBITDAre** is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

**Tenant EBITDAR** is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

**Tenant EBITDAR coverage** is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

**Funds From Operations ("FFO")** is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

**Adjusted Funds From Operations "AFFO"** is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with business combinations
2. Straight-line rent and other non-cash revenue adjustments
3. Stock-based compensation expense
4. Non-cash amortization of deferred financing costs
5. Other non-cash interest expense (income)
6. Non-real estate investment depreciation
7. Merger, restructuring and other related costs
8. Impairment charges
9. Amortization of above and below market leases
10. Amortization of capitalized leasing costs
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

**Properties** refers to properties available for lease.

17 | FCPT | Q2 2020

FCPT

# RECONCILIATION OF NET INCOME TO ADJUSTED EBITDAre


Olive Garden

chili's

KFC


| ($000s, except shares and per share data) Unaudited | Three Months Ended June 30, 2020 | Three Months Ended June 30, 2019 | Six Months Ended June 30, 2020 | Six Months Ended June 30, 2019 |
|---|---|---|---|---|
| **Net Income** | **$ 18,520** | **$ 17,936** | **$ 37,856** | **$ 35,537** |
| Adjustments: | | | | |
| Interest expense | 7,319 | 6,557 | 14,322 | 13,304 |
| Income tax expense | 64 | 61 | 125 | 129 |
| Depreciation and amortization | 7,093 | 6,518 | 14,148 | 12,879 |
| **EBITDA**[1] | **32,996** | **31,072** | **66,451** | **61,849** |
| Adjustments: | | | | |
| Gain on dispositions and exchange of real estate | - | - | - | - |
| Provision for impairment of real estate | - | - | - | - |
| **EBITDAre**[1] | **32,996** | **31,072** | **66,451** | **61,849** |
| Adjustments: | | | | |
| Real estate transaction costs | 109 | 34 | 132 | 43 |
| Gain or loss on extinguishment of debt | - | - | - | - |
| **Adjusted EBITDAre**[1] | **33,105** | **31,106** | **66,583** | **61,892** |
| **Annualized Adjusted EBITDAre** | **$ 132,420** | **$ 124,422** | **$ 133,165** | **$ 123,783** |
| Additional COVID-19 related adjustments[2]: | | | | |
| Kerrow operating loss | 415 | - | 415 | - |
| **Adjusted EBITDAre after COVID-19 adjustments** | **33,520** | **31,106** | **66,998** | **61,892** |
| **Annualized Adjusted EBITDAre**[2] | **$ 134,080** | **$ 124,422** | **$ 133,995** | **$ 123,783** |

(1) See glossary on page 17 for non-GAAP definitions.
(2) Beginning in the second quarter of 2020, the Company began providing supplemental disclosures due to the COVID-19 pandemic. In this section, we are adding back to EBITDAre the operating loss of the Kerrow restaurant operations for the second quarter.

18 | FCPT | Q2 2020

FCPT

FOUR CORNERS PROPERTY TRUST NYSE: FCPT SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | Q2 2020 www.fcpt.com 19 | FCPT | Q2 2020